Lincoln Benefit Life Company

Lincoln Benefit Life Variable Life Account

Supplement, dated January 5, 2010, to

the Investor’s Select Variable Universal Life Prospectus;

the Consultant Variable Universal Life Prospectus; and

the Consultant SL Variable Universal Life Prospectus.

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Lincoln Benefit Life Company.

We have received notice of the following changes:

•	Effective February 1, 2010, the name of the Putnam VT International Growth and Income Fund - Class IB Portfolio will be changed to the Putnam VT International Value Fund - Class IB Portfolio.

Due to this name change, the corresponding Putnam VT International Growth and Income Fund - Class IB Sub-Account available for your product will change its name to the Putnam VT International Value Fund - Class IB Sub-Account effective February 1, 2010.

The name change does not in any way affect the investment objective of the Portfolio, which remains unchanged, or the manner in which the investment advisor manages the Portfolio.

•	Effective February 16, 2010, the investment objective for the Janus Aspen Series Janus Portfolio will be changed as follows:

Old Objective	New Objective
Seeks long-term growth of capital in a manner consistent with the preservation of capital	Seeks long-term growth of capital

For complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the relevant prospectus for the Portfolio.

Please keep this supplement for future reference together with your prospectus.